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               [AIRCRAFT INFORMATION SERVICES, INC. LETTERHEAD]




08 December 1998

Continental Airlines
2929 Allen Parkway
Houston, TX 77019


Subject:  AISI Report No.: A9S004BVO
          AISI Sight Unseen New Aircraft Base Value Appraisal, Thirteen B737-700, Fourteen B737-800 and Four B777-200ER Aircraft.

Reference:   (a) Credit Suisse First Boston faxes 13 Nov 98, 01 Dec 98, and
             14 Jan 99




Dear Gentlemen:

Aircraft Information Services, Inc. (AISI) is pleased to offer Continental Airlines our opinion of the sight unseen base market value of various new aircraft schedule to be delivered from the manufacturer to Continental Airlines between March 1999 and October 1999 as listed and defined in Table I.

1.  METHODOLOGY AND DEFINITIONS

The method used by AISI in its valuation of the Aircraft was based both on a review of information and Aircraft specifications supplied by the client and also on a review of present and past market conditions, various expert opinions (such as aircraft brokers and financiers) and information contained in AISI's databases that help determine aircraft availability and price data and thus arrive at the appraised base values for the new aircraft to be delivered to Continental Airlines.

The standard terms of reference for commercial aircraft value are 'half-life base market value' and 'half-life current market value' of an 'average' aircraft. Base value is a theoretical value that assumes a balanced market while current market value is the value in the real market; both assume a hypothetical average aircraft condition. AISI value definitions are consistent with the current definitions of the International Society of Transport Aircraft Trading (ISTAT). AISI is a member of that organization and employs an ISTAT Certified and Senior Certified Aircraft Appraiser.




      Headquarters, 26072 Merit Circle, Suite 123, Laguna Hills, CA 92653
      TEL: 949-582-8888    FAX: 949-582-8887     E-MAIL: AISINews@aol.com
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                                                                 [AISI LOGO]

08 December 1998
AISI File No. A9S004BVO
Page - 2 -

AISI defines a 'base value' as that of a transaction between equally willing and informed buyer and seller, neither under compulsion to buy or sell, for a single unit cash transaction with no hidden value or liability, and with supply and demand of the sale item roughly in balance. Base values are typically given for aircraft in 'new' condition, 'average half-life' condition, or in a specifically described condition unique to a single aircraft at a specific time. An 'average' aircraft is an operable airworthy aircraft in average physical condition and with average accumulated flight hours and cycles, with clear title and standard unrestricted certificate of airworthiness, and registered in an authority which does not represent a penalty to aircraft value or liquidity, with no damage history and with inventory configuration and level of modification which is normal for its intended use and age. AISI assumes average condition unless otherwise specified in this report. 'Half-life' condition assumes that every component or maintenance service which has a prescribed interval that determines its service life, overhaul interval or interval between maintenance services, is at a condition which is one-half of the total interval. It should be noted that AISI and ISTAT value definitions apply to a transaction involving a single aircraft, and that transactions involving more than one aircraft are often executed at considerable and highly variable discounts to a single aircraft price, for a variety of reasons relating to an individual buyer or seller.

AISI defines a 'current market value', which is synonymous with the older term 'fair market value' as that value which reflects the real market conditions, whether at, above or below the base value conditions. Assumption of a single unit sale and definitions of aircraft condition, buyer/seller qualifications and type of transaction remain unchanged from that of base value. Current market value takes into consideration the status of the economy in which the aircraft is used, the status of supply and demand for the particular aircraft type, the value of recent transactions and the opinions of informed buyers and sellers. Current market value assumes that there is no short term time constraint to buy or sell.

AISI encourages the use of base values to consider historical trends, to establish a consistent baseline for long term value comparisons and future value considerations, or to consider how actual market values vary from theoretical base values. Base values are less volatile than current market values and tend to diminish regularly with time. Base values are normally inappropriate to determine near term values. AISI encourages the use of current market values to consider the probable near term value of an aircraft.

2. VALUATION

Following is AISI's opinion of the base market value for the subject aircraft on their respective scheduled delivery dates in current US Dollars. Valuations are presented in Table I subject to the assumptions, definitions and disclaimers herein.

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08 December 1998
AISI File No. A9S004BVO
Page -3-

Unless otherwise agreed by Aircraft Information Services, Inc. (AISI) in writing, this report shall be for the sole use of the client/addressee. This report is offered as a fair and unbiased assessment of the subject aircraft. AISI has no past, present, or anticipated future interest in the subject aircraft. The conclusions and opinions expressed in this report are based on published information, information provided by others, reasonable interpretations and calculations thereof and are given in good faith. Such conclusions and opinions are judgments that reflect conditions and values which are current at the time of this report. The values and conditions reported upon are subject to any subsequent change. AISI shall not be liable to any party for damages arising out of reliance or alleged reliance on this report, or for any parties action or failure to act as a result of reliance or alleged reliance on this report.

Sincerely,

AIRCRAFT INFORMATION SERVICES, INC.

/s/ John D. McNicol

John D. McNicol
Vice President
Appraisals & Forecasts
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                  Continental Airlines - AISI File # A9S004BVO
                         Values as of 08 December 1998

                                    TABLE I

 Scheduled                         Expected
Manufacturer's  Aircraft Serial  Registration  Continental  New Delivery Base Value
Delivery Date       Number          Number     Tail Number    Current USDollars
--------------  ---------------  ------------  -----------  -----------------------
               B737-700, CFM56-7B24 Engines, 153,000LB MTOW
  Jun-99            28791          N27724         724          $40,350,000
  Jun-99            28941          N13750         750          $40,350,000
  Jul-99            28796          N39726         726          $40,420,000
  Jul-99            28797          N38727         727          $40,420,000
  Jul-99            28944          N39728         728          $40,420,000
  Jul-99            28945          N24729         729          $40,420,000
  Aug-99            28798          N17730         730          $40,480,000
  Aug-99            28799          N14731         731          $40,480,000
  Aug-99            28948          N16732         732          $40,480,000
  Sep-99            28949          N27733         733          $40,550,000
  Sep-99            28950          N27734         734          $40,550,000
  Sep-99            28800          N14735         735          $40,550,000
  Oct-99            28951          N24736         736          $40,620,000

                  B737-800, CFM56-7B26 Engines, 172,500LB MTOW
  May-99            28792          N14228         228          $49,540,000
  Jun-99            28793          N17229         229          $49,620,000
  Jun-99            28794          N14230         230          $49,620,000
  Jun-99            28795          N14231         231          $49,620,000
  Jun-99            28942          N26232         232          $49,620,000
  Jul-99            28943          N17233         233          $49,700,000
  Aug-99            28946          N16234         234          $49,790,000
  Aug-99            28947          N14235         235          $49,790,000
  Sep-99            28801          N35236         236          $49,870,000
  Sep-99            28802          N14237         237          $49,870,000
  Oct-99            28804          N12238         238          $49,950,000
  Oct-99            28951          N27239         239          $49,950,000
  Oct-99            28952          N14240         240          $49,950,000
  Oct-99            28953          N54241         241          $49,950,000

                  B777-200ER, GE90B Engines, 648,000LB MTOW
  Mar-99            29478          N78008         008          $134,270,000
  Apr-99            29479          N78009         009          $134,490,000
  May-99            29480          N76010         010          $134,710,000
  Jul-99            29859          N79011         011          $135,160,000